EXHIBIT 99.3


SABR 2004 - OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR 2004-OP1

Period     Distribution Date        A2 Interest     A2 Principal       A2 CashFlow        A2 Balance EOP

0          Initial                    $       -     $          -       $         -         $ 415,518,000
1          April 2004                 $ 479,462     $ 10,218,048       $10,697,509         $ 405,299,952
2          May 2004                   $ 452,585     $ 10,179,817       $10,632,402         $ 395,120,135
3          June 2004                  $ 455,925     $ 10,145,029       $10,600,953         $ 384,975,107
4          July 2004                  $ 429,889     $ 10,113,009       $10,542,898         $ 374,862,098
5          August 2004                $ 432,549     $ 10,082,889       $10,515,438         $ 364,779,209
6          September 2004             $ 420,915     $ 10,053,802       $10,474,716         $ 354,725,408
7          October 2004               $ 396,110     $ 10,024,892       $10,421,002         $ 344,700,516
8          November 2004              $ 397,746     $  9,995,315       $10,393,061         $ 334,705,201
9          December 2004              $ 373,754     $  9,964,247       $10,338,001         $ 324,740,954
10         January 2005               $ 374,715     $  9,930,885       $10,305,600         $ 314,810,069
11         February 2005              $ 363,256     $  9,892,781       $10,256,037         $ 304,917,289
12         March 2005                 $ 317,792     $  9,688,931       $10,006,722         $ 295,228,358
13         April 2005                 $ 340,661     $  9,460,262       $ 9,800,923         $ 285,768,096
14         May 2005                   $ 319,108     $  9,236,179       $ 9,555,287         $ 276,531,917
15         June 2005                  $ 319,087     $  9,017,374       $ 9,336,461         $ 267,514,543
16         July 2005                  $ 298,725     $  8,803,724       $ 9,102,449         $ 258,710,819
17         August 2005                $ 298,524     $  8,595,107       $ 8,893,631         $ 250,115,711
18         September 2005             $ 288,606     $  8,391,406       $ 8,680,012         $ 241,724,306
19         October 2005               $ 269,925     $  8,192,504       $ 8,462,430         $ 233,531,801
20         November 2005              $ 269,470     $  7,998,290       $ 8,267,760         $ 225,533,511
21         December 2005              $ 251,846     $  7,808,646       $ 8,060,492         $ 217,724,865
22         January 2006               $ 251,230     $  7,623,503       $ 7,874,734         $ 210,101,362
23         February 2006              $ 242,434     $  7,442,700       $ 7,685,133         $ 202,658,662
24         March 2006                 $ 211,215     $  7,266,158       $ 7,477,374         $ 195,392,504
25         April 2006                 $ 225,461     $  7,093,779       $ 7,319,240         $ 188,298,725
26         May 2006                   $ 210,267     $  6,925,464       $ 7,135,731         $ 181,373,261
27         June 2006                  $ 209,285     $  6,761,118       $ 6,970,402         $ 174,612,144
28         July 2006                  $ 194,984     $  6,600,647       $ 6,795,631         $ 168,011,496
29         August 2006                $ 193,867     $  6,443,962       $ 6,637,828         $ 161,567,535
30         September 2006             $ 186,431     $  6,290,971       $ 6,477,402         $ 155,276,563
31         October 2006               $ 173,392     $  6,141,590       $ 6,314,982         $ 149,134,973
32         November 2006              $ 172,085     $  5,995,733       $ 6,167,818         $ 143,139,240
33         December 2006              $ 159,839     $  5,853,318       $ 6,013,156         $ 137,285,922
34         January 2007               $ 158,413     $  5,714,260       $ 5,872,673         $ 131,571,662
35         February 2007              $ 151,819     $  5,578,486       $ 5,730,306         $ 125,993,175
36         March 2007                 $ 131,313     $  5,445,917       $ 5,577,230         $ 120,547,258
37         April 2007                 $ 139,098     $          -       $   139,098         $ 120,547,258
38         May 2007                   $ 134,611     $          -       $   134,611         $ 120,547,258
39         June 2007                  $ 139,098     $          -       $   139,098         $ 120,547,258
40         July 2007                  $ 134,611     $          -       $   134,611         $ 120,547,258
41         August 2007                $ 139,098     $    947,317       $ 1,086,415         $ 119,599,941
42         September 2007             $ 138,005     $  2,875,354       $ 3,013,359         $ 116,724,587
43         October 2007               $ 130,342     $  2,806,942       $ 2,937,284         $ 113,917,645
44         November 2007              $ 131,448     $  2,740,145       $ 2,871,594         $ 111,177,500
45         December 2007              $ 124,148     $  2,674,927       $ 2,799,075         $ 108,502,573
46         January 2008               $ 125,200     $  2,611,249       $ 2,736,449         $ 105,891,324
47         February 2008              $ 122,187     $  2,549,076       $ 2,671,263         $ 103,342,248
48         March 2008                 $ 111,552     $  2,488,373       $ 2,599,925         $ 100,853,875
49         April 2008                 $ 116,374     $  2,429,104       $ 2,545,478          $ 98,424,771
50         May 2008                   $ 109,908     $  2,371,235       $ 2,481,143          $ 96,053,536
51         June 2008                  $ 110,835     $  2,314,735       $ 2,425,570          $ 93,738,801
52         July 2008                  $ 104,675     $  2,259,571       $ 2,364,246          $ 91,479,230
53         August 2008                $ 105,557     $  2,205,711       $ 2,311,268          $ 89,273,519
54         September 2008             $ 103,012     $  2,153,124       $ 2,256,136          $ 87,120,394
55         October 2008               $  97,284     $  2,101,782       $ 2,199,066          $ 85,018,613
56         November 2008              $  98,102     $  2,051,654       $ 2,149,756          $ 82,966,959
57         December 2008              $  92,646     $  2,002,711       $ 2,095,358          $ 80,964,248
58         January 2009               $  93,424     $  1,954,927       $ 2,048,351          $ 79,009,321
59         February 2009              $  91,168     $  1,908,273       $ 1,999,441          $ 77,101,048
60         March 2009                 $  80,356     $  1,862,723       $ 1,943,080          $ 75,238,325
61         April 2009                 $  86,817     $  1,818,252       $ 1,905,068          $ 73,420,073
62         May 2009                   $  81,986     $  1,774,833       $ 1,856,819          $ 71,645,240
63         June 2009                  $  82,671     $  1,732,442       $ 1,815,113          $ 69,912,798
64         July 2009                  $  78,069     $  1,691,055       $ 1,769,124          $ 68,221,744
65         August 2009                $  78,720     $  1,650,647       $ 1,729,368          $ 66,571,096
66         September 2009             $  76,816     $  1,611,197       $ 1,688,013          $ 64,959,899
67         October 2009               $  72,539     $  1,572,682       $ 1,645,220          $ 63,387,217
68         November 2009              $  73,142     $  1,535,078       $ 1,608,220          $ 61,852,139
69         December 2009              $  69,068     $  1,498,366       $ 1,567,434          $ 60,353,773
70         January 2010               $  69,642     $  1,462,524       $ 1,532,165          $ 58,891,249
71         February 2010              $  67,954     $  1,427,531       $ 1,495,485          $ 57,463,718
72         March 2010                 $  59,890     $  1,393,367       $ 1,453,257          $ 56,070,351
73         April 2010                 $  64,699     $  1,360,014       $ 1,424,713          $ 54,710,337
74         May 2010                   $  61,093     $  1,327,451       $ 1,388,544          $ 53,382,886
75         June 2010                  $  61,598     $  1,295,661       $ 1,357,259          $ 52,087,225
76         July 2010                  $  58,164     $  1,264,624       $ 1,322,788          $ 50,822,601
77         August 2010                $  58,644     $  1,234,324       $ 1,292,968          $ 49,588,277
78         September 2010             $  57,219     $  1,204,742       $ 1,261,962          $ 48,383,534
79         October 2010               $  54,028     $  1,175,863       $ 1,229,891          $ 47,207,672
80         November 2010              $  54,472     $  1,147,669       $ 1,202,141          $ 46,060,003
81         December 2010              $  51,434     $  1,120,144       $ 1,171,577          $ 44,939,859
82         January 2011               $  51,856     $  1,093,272       $ 1,145,128          $ 43,846,587
83         February 2011              $  50,594     $  1,067,039       $ 1,117,633          $ 42,779,548
84         March 2011                 $  44,586     $  1,041,428       $ 1,086,014          $ 41,738,120
85         April 2011                 $  48,161     $  1,016,426       $ 1,064,587          $ 40,721,695
86         May 2011                   $  45,473     $    992,017       $ 1,037,490          $ 39,729,677
87         June 2011                  $  45,844     $    968,189       $ 1,014,032          $ 38,761,489
88         July 2011                  $  43,284     $    944,926       $   988,210          $ 37,816,562
89         August 2011                $  43,636     $    922,217       $   965,853          $ 36,894,346
90         September 2011             $  42,572     $    900,047       $   942,619          $ 35,994,299
91         October 2011               $  40,194     $    878,404       $   918,598          $ 35,115,894
92         November 2011              $  40,520     $    857,276       $   897,796          $ 34,258,618
93         December 2011              $  38,255     $    836,651       $   874,906          $ 33,421,967
94         January 2012               $  38,565     $    816,516       $   855,081          $ 32,605,451
95         February 2012              $  37,623     $    796,860       $   834,483          $ 31,808,591
96         March 2012                 $  34,336     $ 31,808,591       $31,842,927          $          -
